UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-41684	84-3288397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12265 El Camino Real, Suite 210
San Diego, California	92310
(Address of principal executive offices)	(Zip Code)

(844) 265-7622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	BCAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by California BanCorp, formerly known as Southern California Bancorp (the “Company”) on July 31, 2024, reporting under Item 2.01 the completion of the previously announced merger of the predecessor California BanCorp (“CBC”) with and into the Company, with the Company continuing as the surviving corporation. In the Original 8-K, the Company indicated that it would file the financial information required by Item 9.01 of Form 8-K under cover of Form 8-K/A no later than 71 days following the date that the Original 8-K was required to be filed. This amendment is being filed to provide such financial information.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and CBC would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the merger.

No other changes have been made to the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated statements of financial condition of CBC as of December 31, 2023 and 2022, and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the years ended December 31, 2023 and 2022, and the accompanying notes thereto, as well as the related Independent Auditor’s Reports, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated statement of financial condition of CBC as of June 30, 2024, and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows for the six months ended June 30, 2024 and 2023, and the accompanying notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and CBC as of June 30, 2024 and for the six months ended June 30, 2024 and the year ended December 31, 2023 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Elliott Davis, LLC
23.2	Consent of Crowe LLP
99.1	Audited consolidated financial statements of California BanCorp as of and for the years ended December 31, 2023 and 2022, and the related Independent Auditor’s Reports (incorporated by reference to Part II, Item 8 of California BanCorp’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 21, 2024 (File No. 001-39242))
99.2	Unaudited consolidated financial statements of California BanCorp as of and for the six months ended June 30, 2024 and 2023
99.3	Unaudited pro forma condensed combined financial information as of June 30, 2024 and for the six months ended June 30, 2024 and the year ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: October 8, 2024	By:	/s/ Steven E. Shelton
Steven E. Shelton
Chief Executive Officer